Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Glocorp, Inc.

Selangor, Petaling Jaya

Malaysia

We have audited the accompanying balance sheets of Atlantis Systems Sdn Bhd as of December 31, 2016 and 2015, and the related statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for each of the years then ended. Atlantis Systems Sdn Bhd’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlantis Systems Sdn Bhd as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Atlantis Systems Sdn Bhd will continue as a going concern. As discussed in Note 2 to the financial statements, Atlantis Systems Sdn Bhd has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GBH CPAs, PC

GBH CPAs, PC

www.gbhcpas.com

Houston, Texas

January 30, 2018

Atlantis Systems Sdn Bhd

Balance Sheets

As of December 31, 2016 and 2015

	December 31, 2016	December 31, 2015
ASSETS

Current assets:
Cash and cash equivalents	$4,127	$432
Accounts receivable	1,881	571
Deferred tax asset - current	1,049	314
Total current assets	7,057	1,317

Total assets	$7,057	$1,317

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$2,415	$724
Advances from related parties	20,022	4,620
Deferred revenues	803	356
Total current liabilities	23,240	5,700

Total liabilities	23,240	5,700

Stockholders’ deficit
Common stock, $0.233 (MYR$1) par value, 400,000 authorized, 3 shares issued and outstanding	1	1
Accumulated deficit	(18,012)	(5,036)
Other comprehensive income	1,828	652
Total stockholders’ deficit	(16,183)	(4,383)

Total liabilities and stockholders’ deficit	$7,057	$1,317

See accompanying notes to the financial statements.

Atlantis Systems Sdn Bhd
Statements of Operations and Comprehensive Loss
For the Years Ended December 31, 2016 and 2015

	2016	2015

Revenue	$26,038	$2,278

Cost of revenues	(10,816)	(131)

Gross profit	15,222	2,147

Operating expenses	(28,098)	(6,477)

Loss before income tax	(12,876)	(4,330)

Income tax (expense) benefit	(100)	346

Net loss	$(12,976)	$(3,984)

Comprehensive loss:
Net loss	$(12,976)	$(3,984)
Other comprehensive income:
Foreign currency translation gain	1,176	543
Total comprehensive loss	$(11,800)	$(3,441)

Net loss per common share – basic and diluted	$(4,325.33)	$(1,328.00)
Weighted average number of common shares outstanding – basic and diluted	3	3

See accompanying notes to the financial statements.

Atlantis Systems Sdn Bhd

Statement of Changes in Stockholders’ Deficit

For the Years Ended December 31, 2016 and 2015

	Common Stock		Accumulated	Other Comprehensive
	Shares	Par	Deficit	Income	Total

Balance at December 31, 2014	2	$1	$(1,052)	$109	$(942)

Issuance of share for cash	1	-	-	-	-

Net loss	-	-	(3,984)	-	(3,984)

Foreign currency translation gain	-	-	-	543	543

Balance at December 31, 2015	3	$1	$(5,036)	$652	(4,383)

Net loss	-	-	(12,976)	-	(12,976)

Foreign currency translation gain	-	-	-	1,176	1,176

Balance at December 31, 2016	3	$1	$(18,012)	$1,828	$(16,183)

See accompanying notes to the financial statements.

Atlantis Systems Sdn Bhd

Statements of Cash Flows

For the Years Ended December 31, 2016 and 2015

	2016	2015

Cash flows from operating activities:
Net loss	$(12,976)	$(3,984)
Changes in operating assets and liabilities:
Accounts receivable	(1,444)	(629)
Deferred tax asset - current	(810)	(346)
Accounts payable and accrued liabilities	1,864	(50)
Deferred revenues	500	393
Net cash used in operating activities	(12,866)	(4,616)

Cash flows from financing activities:
Advances from related parties	16,886	5,091
Net cash provided by financing activities	16,886	5,091

Effect of currency exchange rates	(325)	(43)

Net increase in cash	3,695	432

Cash and cash equivalents, beginning of the year	432	-

Cash and cash equivalents, end of the year	$4,127	$432

Supplemental cash flows disclosures:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

See accompanying notes to the financial statements.

Atlantis Systems Sdn Bhd

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND ACCOUNTING POLICIES

THE COMPANY

Atlantis Systems Sdn Bhd (formerly Biodis Green Tech Sdn. Bhd.) was incorporated in Malaysia on July 2, 2013. The Company provides software and website design, development and maintenance services to hotels in Asia.

BASIS OF PRESENTATION

The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company’s functional currency is the Malaysian Ringgit Rates (“Malaysian $” or “MYR $”); however, the accompanying financial statements were translated and presented in United States Dollars (“$” or “USD”).

FOREIGN CURRENCY

The accounts of the Company are maintained in the Malaysian $. The accounts of the Company are translated into USD, with the Malaysian $ as the functional currency. All assets and liabilities are translated at the exchange rate on the balance sheet date, stockholders’ deficit is translated at historical rates and statement of operations items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the statement of operations and other comprehensive loss. The following table details the exchange rates used for the respective periods:

	December 31, 2016	December 31, 2015
Balance sheet date: Malaysian $ to USD exchange rate	4.4824	4.2942
Average for the year ended: Malaysian $ to USD exchange rate	4.1400	3.8976

ESTIMATES AND ASSUMPTIONS

Preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of certain assets, liabilities, revenue, and expenses. Actual amounts could differ from management’s estimates and assumptions.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid short-term investments purchased with an original maturity of three months or less to be cash equivalents. These investments are carried at cost, which approximates fair value.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable are stated at historical carrying amounts, net of write-offs and allowance for doubtful accounts. The Company reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using the age of receivables and knowledge of the individual customers. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Delinquent account balances are written-off after management has determined that the likelihood of collection is not probable and known bad debts are written off against the allowance for doubtful accounts when identified. As of December 31, 2016 and 2015, there was no allowance for uncollectible accounts receivable.

DEFERRED REVENUE

Deferred revenue represents amounts collected for services that are paid in advance. The Company recognizes revenue from subscription service agreements when the service is delivered and collectible.

REVENUE RECOGNITION

The Company recognizes revenues when all of the following have occurred: persuasive evidence of arrangement with the customer, services have been performed, fees are fixed or determinable and collectability of the fees is reasonably assured.

LOSS PER SHARE OF COMMON STOCK

Basic loss per share of common stock is calculated based upon the weighted average number of common shares outstanding. Common equivalent shares are excluded from the computation of the diluted loss per share if their effect would be anti-dilutive. For the periods presented, the Company did not have any common equivalent shares that would be dilutive.

INCOME TAXES

An asset and liability approach is used for financial accounting and reporting for income taxes. Deferred income taxes arise from temporary differences between income tax and financial reporting and principally relate to recognition of revenue and expenses in different periods for financial and tax accounting purposes and are measured using currently enacted tax rates and laws. In addition, a deferred tax asset can be generated by net operating loss carryforwards (“NOLs”). If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

In the event the Company is charged interest or penalties related to income tax matters, the Company would record such interest as interest expense and would record such penalties as other expense in the consolidated statement of operations. No such charges have been incurred by the Company. As of December 31, 2016, the Company has no accrued interest related to uncertain tax positions.

The Company is subject to income tax in Malaysia, which have a statutory income tax rate of 19% for the capital is not more than Malaysian $2.5 million and profit is less than Malaysian $500,000.

SUBSEQUENT EVENTS

The Company has evaluated all transactions from December 31, 2016 through the financial statement issuance date for subsequent event disclosure consideration.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update, (“ASU”) No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle is that a company should recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five-step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing U.S. GAAP. The standard is effective for annual periods beginning after December 15, 2017, and interim periods therein, and shall be applied either retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. In May 2016, the FASB issued Accounting Standards Update No. 2016-12, Revenue from Contracts with Customers. This update provides further guidance on applying collectability criterion to assess whether the contract is valid and represents a substantive transaction on the basis whether a customer has the ability and intention to pay the promised consideration. The requirements of this standard include an increase in required disclosures. Management has not yet selected a transition method and is currently analyzing the impact of the adoption of this guidance on the Company’s consolidated financial statements, including assessing changes that might be necessary to information technology systems, processes and internal controls to capture new data and address changes in financial reporting. The Company believes that the adoption of the standard will not have a significant impact on its consolidated financial statements.

In August 2014, the FASB issued ACU 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The new standard requires management to assess the company’s ability to continue as a going concern. Disclosures are required if there is substantial doubt as to the company’s continuation as a going concern within one year after the issue date of financial statements. The standard provides guidance for making the assessment, including consideration of management’s plans which may alleviate doubt regarding the Company’s ability to continue as a going concern. ASU 2014-15 is effective for years ending after December 15, 2016. The Company has adopted this standard for the year ending December 31, 2016, and management has concluded that there is substantial doubt as to the Company’s continuation as a going concern within one year after the issue date of the financial statements.

The Company does not believe that any other recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying consolidated financial statements.

NOTE 2 – GOING CONCERN

As of December 31, 2016, the Company had an accumulated deficit of $18,012 and a working capital deficit of $16,183. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on raising capital to fund the business and attaining profitable contracts. At December 31, 2016, we had cash and cash equivalents of $4,127. We expect to finance our operations primarily through our existing cash and additional advances from related parties and from the transaction completed on January 24, 2018 with Glocorp, Inc., a related party. See Note 7. We will also seek other financing opportunities to obtain additional capital in the future to continue operations.

NOTE 3 – RELATED PARTY TRANSACTIONS

As of December 31, 2016 and 2015, the Company had payables to two directors of $20,022 and $4,620, respectively. The directors paid business expenses on behalf of the Company. These payables are interest free, unsecured and due on demand.

The Company used the workplace and office equipment provided by Marketify Consulting Sdn Bhd, a company owned by the Company’s director, free of charge.

NOTE 4 – EQUITY

In 2013, the Company issued 2 shares at par value of Malaysian $1 per share to two directors of the Company for cash. In 2015, the Company issued 1 share to an individual at par value for cash of approximately $0.233 (MYR $1).

NOTE 5 – INCOME TAX

The components of the income tax provision (benefit) for each of the periods presented below are as follows:

	Year Ended December 31,
	2016	2015
Current	$100	$(346)
Total income tax expense (benefit)	$100	$(346)

The income tax expense is reconciled to the net loss at the applicable tax rate as follows:

	Year Ended December 31,
	2016	2015
Net loss before income tax expense (benefit)	$(12,876)	$(4,330)

Computed income tax benefit at statutory tax rate - Malaysia	(2,446)	(823)
Non-deductible expenses	426	269
Net operating loss not allowed to carryforward	–	208
Changes in allowance on deferred tax assets	2,120	–
Total income tax expense (benefit)	$100	$(346)

Significant components of the deferred tax assets and liabilities were as follows:

	Year Ended December 31,
	2016	2015
Deferred tax assets:
Net operating loss carrying forward	$2,997	$314
Less: valuation allowance	(1,948)	–
Total deferred tax assets - current	$1,049	$314

The tax fiscal year in Malaysia for the Company is July 1 to June 30. The Company paid income taxes for the tax fiscal year ended June 30. The Company has a tax payable of $840 as of December 31, 2016 for the tax period from July 1, 2015 to June 30, 2016.

NOTE 6 – CUSTOMER AND SUPPLIER CONCENTRATION

Significant customers and suppliers are those that account for greater than 10% of the Company’s revenues and purchases.

The Company generated a portion of its revenues from five major customers (13% to 27% each) for the year ended December 31, 2016. As of December 31, 2016 and 2015, the amounts due from one customer included in accounts receivable are $1,457 and $571, respectively.

The Company purchased a portion of services from two vendors (61% and 29%, respectively) for the year ended December 31, 2016. As of December 31, 2016 and 2015, the amounts due to these vendors included in accounts payable was $2,432 and $0, respectively

NOTE 7 – SUBSEQUENT EVENTS

On August 7, 2017, the Company issued 20,000 shares of common stock to one of its directors to settle the advances of $4,676.

On January 24, 2018, Glocorp, Inc. (“Glocorp”) and the shareholders of the Company entered into a Share Exchange Agreement. Pursuant to the agreement, Glocorp issued 20,003,000 shares of its common stock to the Company’s shareholders in exchange for 100% of the Company’s issued and outstanding ownership interests. Upon completion of the transaction, the Company became a wholly-owned subsidiary of Glocorp.

Atlantis Systems Sdn Bhd

Balance Sheets

As of September 30, 2017 and December 31, 2016

(Unaudited)

	September 30, 2017	December 31, 2016
ASSETS

Current assets:
Cash and cash equivalents	$1,276	$4,127
Accounts receivable	3,968	1,881
Deferred tax asset - current	-	1,049
Total current assets	5,244	7,057

Total assets	$5,244	$7,057

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$-	$2,415
Advances from related parties	13,098	20,022
Deferred revenues	-	803
Total current liabilities	13,098	23,240

Total liabilities	13,098	23,240

Stockholders’ deficit:
Common stock, $0.233 (MYR$1) par value, 400,000 authorized, 20,003 and 3 shares issued and outstanding, respectively	4,677	1
Accumulated deficit	(13,550)	(18,012)
Other comprehensive income	1,019	1,828
Total stockholders’ deficit	(7,854)	(16,183)

Total liabilities and stockholders’ deficit	$5,244	$7,057

The accompanying notes are an integral part of these unaudited financial statements.

F-10

Atlantis Systems Sdn Bhd

Statements of Operations and Comprehensive Income

For the Nine Months Ended September 30, 2017 and 2016

(Unaudited)

	2017	2016

Revenue	$23,612	$19,338

Cost of revenues	(2,542)	(3,517)

Gross profit	21,070	15,821

Operating expenses	(15,526)	(13,809)

Net income before income tax expense	5,544	2,012

Income tax expense	(1,082)	(647)

Net income	$4,462	$1,365

Comprehensive income:
Net income	$4,462	$1,365
Other comprehensive loss:
Foreign currency translation loss	(809)	(203)
Total comprehensive income	$3,653	$1,162

Net income per common share – basic and diluted	$1.13	$455.00
Weighted average number of common shares outstanding – basic and diluted	3,959	3

The accompanying notes are an integral part of these unaudited financial statements.

F-11

Atlantis Systems Sdn Bhd

Statements of Cash Flows

For the Nine Months Ended September 30, 2017 and 2016

(Unaudited)

	2017	2016

Cash flows from operating activities:
Net income	$4,462	$1,365
Changes in operating assets and liabilities:
Accounts receivable	(1,915)	(2,905)
Deferred tax asset - current	1,082	(276)
Accounts payable and accrued expenses	(2,491)	1,896
Deferred revenue	(828)	(375)
Net cash provided by (used in) operating activities	$310	$(295)

Cash flows from financing activities:
Payments on advances from related parties	(3,327)	-
Advances from related parties	-	4,877
Net cash (used in) provided by financing activities	$(3,327)	$4,877

Effect of currency exchange rates	166	(23)

Net (decrease) increase in cash	(2,851)	4,559

Cash and cash equivalents, beginning of period	4,127	432

Cash and cash equivalents, end of period	$1,276	$4,991

Supplemental cash flows disclosures:
Cash paid for interest	$-	$-
Cash paid for income taxes	$840	$-

Non-cash financing activities:
Common shares issued for conversion of advances	$4,676	$-

The accompanying notes are an integral part of these unaudited financial statements.

F-12

Atlantis Systems Sdn Bhd

Notes to Financial Statements

(Unaudited)

NOTE 1 – ORGANIZATION AND ACCOUNTING POLICIES

THE COMPANY

Atlantis Systems Sdn Bhd (formerly Biodis Green Tech Sdn. Bhd.) was incorporated in Malaysia on July 2, 2013. The Company provides software design, development and maintenance services to hotels in Asia.

BASIS OF PRESENTATION

The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company’s functional currency is the Malaysian Ringgit Rates (“Malaysian $” or “MYR $”); however, the accompanying financial statements were translated and presented in United States Dollars (“$” or “USD”).

FOREIGN CURRENCY

The accounts of the Company are maintained in the Malaysian $. The accounts of the Company are translated into USD, with the Malaysian $ as the functional currency. All assets and liabilities are translated at the exchange rate on the balance sheet date, stockholders’ equity is translated at historical rates and statement of operations items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the statement of operations and other comprehensive income (loss). The following table details the exchange rates used for the respective periods:

	September 30, 2017	September 30, 2016
Period end: Malaysian $ to USD exchange rate	4.2213	4.1163
Average for the period end: Malaysian $ to USD exchange rate	4.3453	4.0795

ESTIMATES AND ASSUMPTIONS

Preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of curtain assets, liabilities, revenue, and expenses. Actual amounts could differ from management’s estimates and assumptions.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid short-term investments purchased with an original maturity of three months or less to be cash equivalents. These investments are carried at cost, which approximates fair value.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable are stated at historical carrying amounts, net of write-offs and allowance for doubtful accounts. The Company reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using the age of receivables and knowledge of the individual customers. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Delinquent account balances are written-off after management has determined that the likelihood of collection is not probable and known bad debts are written off against the allowance for doubtful accounts when identified. As of September 30, 2017 and December 31, 2016, there was no allowance for uncollectible accounts receivable.

F-13

DEFERRED REVENUE

Deferred revenue represents amounts collected for services that are paid in advance. The Company recognizes revenue from subscription service agreements when the service is delivered and collectible.

REVENUE RECOGNITION

The Company recognizes revenues when all of the following have occurred: persuasive evidence of arrangement with the customer, services have been performed, fees are fixed or determinable and collectability of the fees is reasonably assured.

EARNINGS PER SHARE OF COMMON STOCK

Basic earnings (loss) per share is calculated based upon the weighted average number of common shares outstanding. Common equivalent shares are excluded from the computation of the diluted loss per share if their effect would be anti-dilutive. For the periods presented, the Company did not have any common equivalent shares that would be dilutive.

INCOME TAXES

An asset and liability approach is used for financial accounting and reporting for income taxes. Deferred income taxes arise from temporary differences between income tax and financial reporting and principally relate to recognition of revenue and expenses in different periods for financial and tax accounting purposes and are measured using currently enacted tax rates and laws. In addition, a deferred tax asset can be generated by net operating loss carryforwards (“NOLs”). If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

In the event the Company is charged interest or penalties related to income tax matters, the Company would record such interest as interest expense and would record such penalties as other expense in the consolidated statement of operations. No such charges have been incurred by the Company. As of December 31, 2016, the Company has no accrued interest related to uncertain tax positions.

The Company is subject to income tax in Malaysia, which have a statutory income tax rate of 19% for the capital is not more than Malaysian $2.5 million and profit is less than Malaysian $500,000.

SUBSEQUENT EVENTS

The Company has evaluated all transactions from September 30, 2017 through the financial statement issuance date for subsequent event disclosure consideration.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update, (“ASU”) No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle is that a company should recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five-step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing U.S. GAAP. The standard is effective for annual periods beginning after December 15, 2017, and interim periods therein, and shall be applied either retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. In May 2016, the FASB issued Accounting Standards Update No. 2016-12, Revenue from Contracts with Customers. This update provides further guidance on applying collectability criterion to assess whether the contract is valid and represents a substantive transaction on the basis whether a customer has the ability and intention to pay the promised consideration. The requirements of this standard include an increase in required disclosures. Management has not yet selected a transition method and is currently analyzing the impact of the adoption of this guidance on the Company’s consolidated financial statements, including assessing changes that might be necessary to information technology systems, processes and internal controls to capture new data and address changes in financial reporting. The Company believes that the adoption of the standard will not have a significant impact on its consolidated financial statements.

F-14

In August 2014, the FASB issued ACU 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The new standard requires management to assess the company’s ability to continue as a going concern. Disclosures are required if there is substantial doubt as to the company’s continuation as a going concern within one year after the issue date of financial statements. The standard provides guidance for making the assessment, including consideration of management’s plans which may alleviate doubt regarding the Company’s ability to continue as a going concern. ASU 2014-15 is effective for years ending after December 15, 2016. The Company has adopted this standard for the year ending December 31, 2016, and management has concluded that there is substantial doubt as to the Company’s continuation as a going concern within one year after the issue date of the financial statements.

The Company does not believe that any other recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying consolidated financial statements.

NOTE 2 – GOING CONCERN

As of September 30, 2017, the Company had an accumulated deficit of $13,550 and a working capital deficit of $7,854. The ability of the Company to continue as a going concern is dependent on raising capital to fund the business and attaining profitable contracts. At September 30, 2017, we had cash and cash equivalents of $1,276. We expect to finance our operations primarily through our existing cash and additional advances from related parties and from the transaction completed on January 24, 2018 with Glocorp, Inc., a related party. See Note 6. We will also seek other financing opportunities to obtain additional capital in the future to continue operations.

NOTE 3 – RELATED PARTY TRANSACTIONS

As of September 30, 2017 and December 31, 2016, the Company had payables to two directors of $11,753 and $20,022. The directors paid business expenses on behalf of the Company. These payables are interest free, unsecured, and due on demand.

As of September 30, 2017, the Company had a payable of $1,345 to a company controlled by a director. The related party provided professional services such as bookkeeping to the Company.

The Company used the workplace and office equipment provided by Marketify Consulting Sdn Bhd, a company owned by the Company’s director, free of charge.

NOTE 4 – EQUITY

On August 7, 2017, the Company issued 20,000 shares of common stock at par value to settle advances of $4,676 from a director.

NOTE 5 – CUSTOMER AND SUPPLIER CONCENTRATION

Significant customers and suppliers are those that account for greater than 10% of the Company’s revenues and purchases.

The Company generated a portion of its revenues from five major customers (14-21% each) for the nine months ended September 30, 2017. As of September 30, 2017, the amount due from the five customers included in accounts receivable was $3,322.

The Company purchased a portion of services from two vendors (77% and 18%) for the nine months ended September 30, 2017. As of September 30, 2017, the amount due to these vendors was $0.

NOTE 6 – SUBSEQUENT EVENT

On January 24, 2018, Glocorp, Inc. (“Glocorp”) and the shareholders of the Company entered into a Share Exchange Agreement. Pursuant to the agreement, Glocorp issued 20,003,000 shares of its common stock to the Company’s shareholders in exchange for 100% of the Company's issued and outstanding ownership interests. Upon completion of the transaction, the Company became a wholly-owned subsidiary of Glocorp.